Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 27, 2020 (the “First Amendment Effective Date”), is made by and among PURPLE INNOVATION, LLC, a Delaware limited liability company (“Borrower”) and COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC-Series A (“Blackwell”), COLISEUM CO-INVEST DEBT FUND, L.P. (together with CCP and Blackwell, “Lenders”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Amended and Restated Credit Agreement (as defined herein).

W I T N E S S E T H

WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement by and among Borrower and Lenders party thereto, dated as of February 26, 2019 (as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”); and

WHEREAS, Borrower and Lenders have agreed to amend the Amended and Restated Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

1.        Amendment. The penultimate paragraph of Section 1.2(a) of the Amended and Restated Credit Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

“At the election of Borrower (i) for the interest payments due on March 31, 2020 and June 30, 2020, interest (including, without limitation, Additional Interest and S-X Additional Interest (but not, for the avoidance of doubt, default interest pursuant to Section 1.2(b) below)), in lieu of being paid in cash, may be capitalized and added to the principal amount of the Loan and (ii) for all other interest payments due prior to the Maturity Date, interest (including, without limitation, Additional Interest and S-X Additional Interest (but not, for the avoidance of doubt, default interest pursuant to Section 1.2(b) below)) in excess of 5.0% per annum may, in lieu of being paid in cash, be capitalized and added to the principal amount of the Loan; in each case, ratably owing to the Lenders based on their respective loan percentages as set forth on Schedule 1.1 hereto). To the extent the Borrower does not pay interest in cash on or before the applicable Interest Payment Date (as defined below), Borrower shall be deemed to have made the election contemplated in the foregoing sentence.”

2.       Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower and Parent Guarantor hereby represent and warrant to each Lender as follows: (a) each representation and warranty set forth in the Amended and Restated Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) as of the date of the Amended and Restated Credit Agreement (except to the extent such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such earlier date); (b) no Default or Event of Default has occurred and after giving effect to this Amendment, no Default or Event of Default will exist or be continuing as of the date hereof; (c) Borrower and Parent Guarantor each has the power and is duly authorized to enter into, deliver and perform this Amendment and to perform its obligations under the Amended and Restated Credit Agreement; and (d) each of this Amendment and the Amended and Restated Credit Agreement constitutes the legal, valid and binding obligation of Borrower and Parent Guarantor enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or equitable principles relating to enforceability.

3.        Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent, as determined by Lenders:

            (a)       Lenders shall have received a duly executed copy of this Amendment; and

            (b)       no Default or Event of Default shall have occurred and be continuing after or shall be caused as a result of giving effect to this Amendment.

4.        Continuing Effect of Amended and Restated Credit Agreement. Except as expressly amended and modified hereby, the provisions of the Amended and Restated Credit Agreement, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower and Parent Guarantor.

5.        Release. In consideration of the agreements of Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent Guarantor, on behalf of itself and its successors and assigns (individually, a “Releasing Party”, and collectively, the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lenders and their successors and assigns, and their respective present and former affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each of Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities (collectively, “Claims”) whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Releasing Parties or any of them may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Obligations, the Amended and Restated Credit Agreement or any of the Loan Documents, or transactions, course of performance or course of dealing thereunder or related thereto; provided that, in each case, the foregoing release shall not apply to (a) Claims of fraud or willful misconduct or (b) Claims against any Releasee in such Releasee’s capacity as a holder of Equity Interests in Borrower or Parent Guarantor.

6.        Amended and Restated Credit Agreement Provisions. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 8.10 OF THE AMENDED AND RESTATED CREDIT AGREEMENT AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

7.        Counterparts. This Amendment is a Loan Document and may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile or other electronic delivery shall be deemed to be an original signature hereto.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

                BORROWER:

                PURPLE INNOVATION, LLC,

                a Delaware limited liability company

                By: /s/ Casey K. McGarvey

                Name: Casey K. McGarvey

                Title: CLO

                PARENT GUARANTOR:

                PURPLE INNOVATION, INC.,

                a Delaware corporation

                By: /s/ Casey K. McGarvey

                Name: Casey K. McGarvey

                Title: CLO

LENDERS:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its General Partner

By:/s/ Christopher Shackelton
Name: Christopher Shackelton
Title: Manager

BLACKWELL PARTNERS LLC – Series A
By: Coliseum Capital Management, LLC, its Attorney-in-Fact

By:/s/ Christopher Shackelton
Name: Christopher Shackelton
Title: Manager Partner

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its General Partner

By:/s/ Christopher Shackelton
Name: Christopher Shackelton
Title: Manager